UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2018

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 10, 2018, the Board of Directors (the “Board”) of  HarborOne Bancorp, Inc. (the “Company”) appointed Joseph F. Casey as President and Chief Operating Officer of the Company, effective immediately.  Also on May 10, 2018, the Board appointed Linda H. Simmons as Chief Financial Officer of the Company, effective immediately.  James W. Blake will remain as Chief Executive Officer of the Company.

Prior to his appointment as President and Chief Operating Officer of the Company, Mr. Casey served as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer of the Company, holding such positions since the Company’s formation in 2016.  Mr. Casey was appointed President and Chief Operating Officer of HarborOne Bank (the “Bank”) in February 2017.  Prior to that, he was Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer of the Bank (2015-2017) and Executive Vice President and Chief Financial Officer of the Bank (2006 to 2015).

Ms. Simmons has served as the Chief Financial Officer of the Bank since May 2017. Prior to joining the Bank, Ms. Simmons was Senior Vice President, Chief Financial Officer and Treasurer of The Cooperative Bank of Cape Cod from 2012 to 2017.

The a copy of the press release announcing the appointments is attached as Exhibit 99.1 hereto and incorporated herein.

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 10, 2018, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). The following is a brief description of each matter voted on at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

1.  Election of four persons to the Board of Directors as Class II Directors, each to serve a three-year term and until his or her successor is elected and qualified:

	For	Withheld	Broker Non-Vote
Gordon Jezard	25,401,915	1,318,785	4,241,204
Edward F. Kent	25,303,975	1,416,725	4,241,204
William A. Payne	25,848,279	875,421	4,241,204
Wallace H. Peckham, III	25,405,681	1,315,019	4,241,204

2.  Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

For	Against	Abstain
30,672,047	160,530	129,327

Item 9.01                                           Financial Statements and Exhibits

(d)                   Exhibits

Number	Description

99.1	Press Release dated May 11, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	President, Chief Operating Officer, and Director

Date: May 11, 2018

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